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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event
                           reported) May 4, 1995
                                     ___________

                       COMMISSION FILE NO.:  1-10571


                          NORTHEAST FEDERAL CORP.
                          _______________________
          (Exact name of registrant as specified in its charter)


Delaware                                                        06-1288154
_____________________________________________              ___________________
(State or other Jurisdiction of Incorporation               (IRS Employer or
organization)                                              Identification No.)

70 Batterson Park Road, Farmington,  CT                          06032-2561
_____________________________________________              ___________________
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code            (203) 679-0500

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ITEM 5.  OTHER EVENTS

     On May 4, 1995, Lehman Brothers Inc. issued an "updated opinion of Financial Advisor" regarding the proposed merger transaction contemplated by the Agreement and Plan of Merger dated as of June 11, 1994 by and between Northeast Federal Corp. ("Northeast") and Shawmut National Corporation. A copy of such opinion is attached hereto as an Exhibit. Also attached as an Exhibit hereto is the consent of Lehman Brothers Inc. dated May 4, 1995 to the reference to Lehman Brothers Inc. in the Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 of Shawmut National Corporation (File No. 33-57627) under the heading "Certain Information regarding the Pending Shawmut/Fleet Merger - Updated Opinion of Financial Advisor" and to the filing of the Lehman Brothers Inc. opinion dated the date of the Proxy Statement/Prospectus as an annex to the Registration Statement.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              By:  /s/ Kirk W. Walters
                                   ________________________________
                                   Kirk W. Walters
                                   President and Chief Executive Officer


Dated:  May 4, 1995
        ______________________

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                             LIST OF EXHIBITS


Exhibit 2.     Lehman Brothers' Opinion

Exhibit 99.    Lehman Brothers' Consent

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                     EXHIBIT 2 -- LEHMAN BROTHERS' OPINION

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                              LEHMAN BROTHERS


                                May 4, 1995



Board of Directors
Northeast Federal Corp.
70 Batterson Park Road
Farmimgton, Connecticut 06034

Members of the Board:

     We understand that Northeast Federal Corp. (the "'Company") and Shawmut National Corporation ("Shawmut") have entered into a definitive merger agreement pursuant to which the Company will be merged with and into Shawmut and each share of common stock of the Company will be converted into the right to receive the number of share of the common stock of Shawmut determined by dividing $10.875 by the average closing price per share of Shawmut's common stock for the fifteen trading days ending on the business day prior to the date on which the last regulatory approval required to consummate the proposed merger has been obtained and all statutory waiting periods in respect thereof have expired (the "Proposed Transaction"). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger, dated as of June 11, 1994, by and between the Company and Shawmut (the "Agreement").

     We have been requested by the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company's stockholders of the consideration to be offered in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction.

     In arriving at our opinion,  we reviewed and analyzed:  (1) the  Agreement;
(2) the Form 10-K for the twelve months ended December 31, 1994 for the Company and Shawmut, and such other publicly available information concerning the Company and Shawmut which we believe to be relevant to our inquiry; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company; (4) financial and operating information with respect to the business, operations and prospects of Shawmut furnished to us by Shawmut; (5) trading history for the past three years (through May 3, 1995) and market valuation of the Company's common stock and Shawmut's common stock and a comparison of those trading histories with those of other companies which we deemed relevant; (6) a comparison of the historical financial results and present financial condition of the Company with those of other companies which we deemed relevant and (7) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other recent transactions which we deemed relevant. In addition, we have had

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discussions  with the  management  of the Company and Shawmut  concerning  their respective businesses, operations, assets, financial conditions and prospects and undertook such other studies, analyses and investigations as we deemed appropriate.

     We have assumed and relied upon the accuracy and completeness of the financial and other information used by us in arriving at our opinion without independent verification and have further relied upon the assurances of management of the Company and Shawmut that they are not aware of any facts that would make such information inaccurate or misleading. We respect to the financial projections of the Company, upon advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company, as to the future financial performance of the Company, and we have relied upon such projections in arriving at our opinion. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company or Shawmut and have not made nor obtained any evaluations or appraisals of the assets or liabilities of the Company or Shawmut. In addition, in arriving at our opinion, we have not considered to potential effects to the Company of pending litigation. Upon advice of the Company, we have assumed that the merger will qualify as a reorganization with the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and therefore as a tax-free transaction. Our opinion is necessarily based upon market, economic, regulatory and other conditions as they exist on, and can be evaluated as of, the date of this letter.

     Based upon and subject to the foregoing , we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be offered to the stockholders of the Company in the Proposed Transaction is fair to such stockholders.

     We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to indemnify us for certain liabilities that might arise out of the rendering of this opinion. We also have performed various investment banking services for the Company in the past (including acting as financial advisor for the reclassification of the Company's $2.25 Cumulative Preferred Stock, Series A, completed in May 1993) and have received customary fees for such services. In the ordinary course of our business, we actively trade in the debt and equity securities of the Company and Shawmut for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is solely for the use and benefit of the Board of Directors of the Company. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

                                                Very truly yours,



                                                LEHMAN BROTHERS INC.

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                     EXHIBIT 99 -- LEHMAN BROTHERS' CONSENT

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                           CONSENT OF LEHMAN BROTHERS
                           __________________________


We consent to the reference to our firm in the Post-Effective Amendment No. 1 of the Registration Statement on Form S-4 of Shawmut National Corporation (the "Registration Statement") under the heading "CERTAIN INFORMATION REGARDING THE PENDING SHAWMUT/FLEET MERGER - Updated Opinion of Financial Advisor," and to the filing of our opinion, dated the date of the Proxy Statement/Prospectus, as an annex to the Registration Statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required under
Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder and we do not thereby admit that we are experts with respect to any part of the Registration Statement under the meaning of the term "expert" as used in the Securities Act.


                                        LEHMAN BROTHERS INC.


                                        By:  /s/ Kevin Genirs
                                             _________________________
                                             Kevin Genirs
                                             Vice President and
                                             Associate General Counsel

New York, New York
May 4, 1995